Exhibit 10.5

FIRST AMENDMENT TO
AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “First Amendment”), is entered into as of December 10, 2010, by and between MPG Office Trust, Inc., a Maryland corporation, MPG Office, L.P., a Maryland limited partnership (collectively, the “Company”), and Shant Koumriqian (the “Executive”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement (as defined below).

WHEREAS, the Company and the Executive have entered into that certain Amended and Restated Employment Agreement (the “Employment Agreement”), effective as of March 12, 2009; and

WHEREAS, pursuant to Section 11(j) of the Employment Agreement, the Employment Agreement may be amended from time to time by a written agreement executed by the Company and the Executive; and

WHEREAS, the Company and the Executive mutually desire to amend the Employment Agreement as set forth in this First Amendment.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Executive hereby amend the Employment Agreement as follows, effective as of the date first above written:

1.    Section 4(a)(i) of the Employment Agreement is hereby amended by (i) deleting the phrase “within 60 days” from the second sentence of such section and replacing it with the phrase “on the 60th day,” and (ii) deleting the phrase “(with the exact payment date to be determined by the Company in its discretion)” from the second sentence of such section.

2.    Section 4(a)(ii) of the Employment Agreement is hereby amended by (i) deleting the phrase “within 60 days” from such section and replacing it with the phrase “on the 60th day,” and (ii) deleting the phrase “(with the exact payment date to be determined by the Company in its discretion)” from such section.
3.    Section 4(c)(ii) of the Employment Agreement is hereby amended by deleting the phrase “within 30 days” from such section and replacing it with the phrase “on the 60th day,” and (ii) deleting the phrase “(with the exact payment date to be determined by the Company in its discretion)” from such section.

4.    Section 4(c)(iii) of the Employment Agreement is hereby amended by (i) deleting the phrase “within 60 days” from such section and replacing it with the phrase “on the 60th day,” and (ii) deleting the phrase “(with the exact payment date to be determined by the Company in its discretion)” from such section.

5.    This First Amendment shall be and is hereby incorporated in and forms a part of the Employment Agreement.
6.    All other terms and provisions of the Employment Agreement shall remain unchanged except as specifically modified herein.

[Signature Page Follows]

IN WITNESS WHEREOF, this First Amendment has been executed and delivered by the parties hereto.
MPG OFFICE TRUST, INC.,
a Maryland corporation

By: /s/ JONATHAN L. ABRAMS
Name: Jonathan L. Abrams
Title: SVP & General Counsel

MPG OFFICE, L.P.,
a Maryland limited partnership

By: MPG Office Trust, Inc.
Its: General Partner

By: /s/ JONATHAN L. ABRAMS
Name: Jonathan L. Abrams
Title: SVP & General Counsel

EXECUTIVE

By: /s/ SHANT KOUMRIQIAN
Shant Koumriqian

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